General Motors Company Preliminary Results July 10, 2009 – Sept. 30, 2009 Nov 16, 2009 Exhibit 99.2

Forward Looking Statements

In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “ensure,” “promote,” “target,” “believe,”
“improve,” “intend,” “enable,” “continue,” “will,” “may,” “would,” “could,”
“should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to comply with the requirements of our credit agreements with the U.S. Treasury as well as the EDC and VEBA; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to restore consumers’ confidence in our viability as a continuing entity and our ability to continue to attract customers, particularly for our new products, including cars and crossover vehicles; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; and overall strength and stability of general economic conditions and of the automotive industry, both in the United States and in global markets.

Preliminary Managerial Results
• General Motors Company is a private company and voluntary filer with
United States Securities & Exchange Commission (SEC)
– Per agreement with SEC, GM will file under Form 8-K unaudited condensed consolidated managerial financial statements for period July 10 – Sept. 30,
2009 and include information related to Old GM
• Consolidated managerial financial statements do not comply with
Generally Accepted Accounting Principles (GAAP)
– Assets & liabilities valued at historical cost basis (Old GM prior to 363 sale)
– Fixed asset impairment testing and benefit plan remeasurements have not been performed
– Results do not reflect application of fresh-start reporting and other adjustments and will change significantly when these adjustments are applied to comply with GAAP
– We will continue to analyze time periods in which revenues and expenses were recorded along with allocation of certain assets and liabilities
• GM is a new entity and financial statements are not comparable to those of Old GM
• In 2010, GM will file Forms 10-Q and 10-K, including GAAP compliant financials, for periods ending Sept. 30, 2009 and Dec. 31, 2009, respectively

Changes in Presentation
• Q3 2009 preliminary managerial financial results have been segregated into two periods
– July 1 through July 9 Old GM
– July 10 through Sept 30 New GM
• Former Europe, Latin America/Africa/Middle East and Asia Pacific
segments combined into GMIO Segment
– Consistent with operating structure to streamline business and speed decision making
• Due to lack of significant influence over GMAC, GM has changed accounting treatment for investment to cost method from prior equity method
– GM’s common equity ownership in GMAC is 24.5%, 9.9% is held directly, and 14.6% is held in an independent trust

Highlight of Major Achievements
• Encouraging vehicle launches globally
– U.S.: Chevrolet Camaro & Equinox, Cadillac SRX, Buick LaCrosse,
GMC Terrain
– GMIO: Holden Cruze, Daewoo Matiz Creative, Chevrolet Agile, Opel
Astra
• Fewer brands, dealers & nameplates
• Significantly improved cost structure
– Competitive wage structure in place
– ~19% reduction in total U.S. employment from YE 2008 through
September 30
• Healthier balance sheet with lower leverage
• Resolution of Delphi restructuring
• New BOD and leaner executive team
• New operating structure
• Accelerating change in GM’s culture

Preliminary Results Overview

July 10 – Sept. 30 Preliminary Managerial Results $Billion
Net Revenue
$26.5
EBIT
$(0.3)
Net Interest $(0.2)
Special Items $(0.5)
EBT $(1.0)
Total Managerial Income/(Loss) $(1.2)
Managerial OCF (Before Special Items) $3.3
Memo: EBITDA (Before Special Items)
$1.5
September 30 Cash Balance
Including $17.4B in escrow
$42.6
3Q 2009
Actual
Status vs.
H1 2009
Global Market Share
U.S. Market Share
China Market Share
11.9%
19.5%
13.5%
0.3 p.p. increase
Unchanged
0.1 ppt. increase
Ending U.S. Dealer Inventory (000’s) 424K 158K reduction
(vs. June 30)

Q3 Global Sales Results

Memo:
Viability Plan
1Q09 2Q09 3Q09 3Q09 *
Total Global
- Net Revenue ($B) 22.4 23.1 28.0 23.5
- Industry SAAR (Mil) 57.7 62.7 67.8 56.5
- Market Share 11.2% 11.9% 11.9% 11.2%
- Production Volume (000) 1,330 1,538 1,697 N/A
- Deliveries (000) 1,617 1,937 1,969 1,554
GMNA
- GMNA Net Revenue ($B) 12.3 11.4 15.5 14.7
- U.S. Industry SAAR (Mil) 9.7 9.8 11.7 10.8
- U.S. Market Share 18.4% 20.5% 19.5% 18.8%
- GMNA Production Volume (000) 371 395 531 532
- GMNA Deliveries (000) 501 657 691 621
GMIO
- Net Revenue ($B) 11.2 11.7 12.9 9.4
- Market Share 9.6% 9.9% 9.9% 8.9%
- Production Volume (000) 959 1,143 1,166 N/A
- Deliveries (000) 1,116 1,281 1,278 933
* Viability Plan based on 5/31 plan filed  with U.S. Bankruptcy court in support of 363 sale, adjusted to include full year consolidation of GME and other items (see supplemental slides for detail)
Production includes consolidated operations, proportion of JV volume allocated per JV agreement & third party facilities when GM engineering resources, tooling and material is used in exchange for an assembly fee

Core Brands Jan Feb Mar Apr May Jun Jul Aug Sep Oct
Total Share 16.7% 15.0% 14.8% 18.4% 18.0% 16.4% 15.8% 16.2% 18.6% 19.0%
Retail Share 18.1% 16.1% 15.1% 14.7% 14.8% 16.0% 14.7% 13.8% 15.7% 18.5%
All data prior to July 10, 2009 refers to Old GM.  New GM acquired operations from Old GM on July 10, 2009
10%
15%
20%
25%
Jan-09 Apr-09 Jul-09 Oct-09
Total Share
20.8%
19.3%
18.1%
17.9%
20.4%
20.2%
18.7%
19.3%
20.6%
20.8%
10%
15%
20%
25%
Jan-09 Apr-09 Jul-09 Oct-09
Retail Share
19.0%
18.0%
17.2%
17.7%
16.4%
17.0%
17.4%
21.1%
19.9%
19.4%
U.S. Market Performance 2009 Oct CYTD

U.S. Product Launch Performance
2010 Chevrolet
Equinox
Share of
Segment
(Jul–Oct ‘09)
Average
Transaction
Price (ATP)
ATP vs.
Segment
Average
36 month
Residual
Value
U.S. Market Performance
vs. predecessor CY 2008
~ 7.6%
+ 1.4 ppt.
~ $25,500
+ $4,100
110%
+ 12.9 ppt.
43.4%
+ 5.4 ppt.
8
2010 Buick
Lacrosse
Share of
Segment
(Aug–Oct ‘09)
Average
Transaction
Price (ATP)
ATP vs.
Segment
Average
36 month
Residual
Value
U.S. Market Performance
vs. predecessor CY 2008
~ 4.1%
- 0.5 ppt.
~ $31,700
+ $9,400
117%
+ 26.1 ppt.
45.3%
+ 5.6 ppt.
2010 Cadillac SRX
Share of
Segment
(Sep–Oct ‘09)
Average
Transaction
Price (ATP)
ATP vs.
Segment
Average
36 month
Residual
Value
U.S. Market Performance
vs. predecessor CY 2008
~ 12.0%
+ 6.8 ppt.
~ $40,300
+ $4,300
92%
+ 5.9 ppt.
50.7%
+ 14.2 ppt.
2010 Chevrolet
Camaro
Share of
Segment
(Jul–Oct ‘09)
Average
Transaction
Price (ATP)
ATP vs.
Segment
Average
36 month
Residual
Value
U.S. Market Performance
vs. predecessor CY 2008
~ 43.9%
N/A
~ $34,800
N/A
116%
N/A
52.6%
N/A

U.S. Dealer Inventory

All data prior to July 10, 2009 refers to Old GM.  New GM acquired operations from Old GM on July 10, 2009
872
801
781
767
741
674
582
466
379
424
444
0
100
200
300
400
500
600
700
800
900
1,000
Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09

U.S. Pricing

• Average retail transaction prices trending favorably
– Aided by continued performance of launch vehicles
– U.S. CARS Program significantly increased sales rate, but negatively impacted
3Q09 average retail transaction price due to increased mix of small vehicles
• Focus on dealer inventory management has favorably impacted retail incentives
Average transaction price and incentive based on JD  Power PIN data
25,788
27,001
27,156
28,179
26,996
4,427
5,433
4,589
3,641
3,561
3Q08 4Q08 1Q09 2Q09 3Q09
-
1,000
2,000
3,000
4,000
5,000
6,000
Average Retail Transaction Price Average Retail Incentive
24,500
25,000
25,500
26,000
26,500
27,000
27,500
28,000
28,500

BRIC Industry Market Performance 2009 CYTD

Share by Country
China 15.1% 13.8% 12.4% 13.0% 14.0% 12.6% 13.2% 13.4% 13.5% 13.8%
Brazil 19.3% 17.9% 18.2% 17.3% 19.4% 19.5% 19.6% 19.5% 20.0% 18.8%
India 2.4% 2.8% 2.4% 2.9% 3.0% 2.5% 2.6% 3.1% 3.6% 3.7%
Russia 11.6% 11.2% 9.8% 9.3% 11.1% 11.4% 9.3% 7.8% 7.6% 7.5%
All data prior to July 10, 2009 refers to Old GM.  New GM acquired operations from Old GM on July 10, 2009
16.9
18.2
16.9
18.7
20.0
20.8
22.4
22.7
23.4
23.0

Europe Industry Market Performance 2009 CYTD

All data prior to July 10, 2009 refers to Old GM.  New GM acquired operations from Old GM on July 10, 2009
Memo:  Industry includes Western, Central, Eastern and Other Europe (Incl. Russia)
Share by Brand
Opel/Vauxhall 6.1% 6.3% 7.0% 6.8% 6.9% 6.6% 6.7% 6.0% 6.8% 6.0%
Chevrolet 2.2% 2.5% 1.9% 2.1% 2.4% 2.3% 2.3% 2.6% 2.1% 2.2%

Europe 2009 GM & Dealer Inventories – Key Markets

Western/Central Europe & Russia
Opel/Vauxhall/Chevrolet/Saab
429
411
407
390
375
364
342
311
313
303
299
0
50
100
150
200
250
300
350
400
450
500
Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09

Opel
• November 4, GM’s Board of Directors decided to retain Opel
– Deemed best long-term and least costly solution
• Decision based on:
– Improving business conditions
– Considerable complexity and uncertainty with potential sale
• Next steps include:
– Work cooperatively and diligently on restructuring with all stakeholders including employees and governments
– Discuss financing from European governments
• Opel Bridge Loan balance €900M on Sept 30
– Repaid €500M as of Nov 13
– Remaining €400M to be repaid by the end of Nov

15 General Motors Company Review of Preliminary Managerial Results

Preliminary Managerial Results

* Special items (July 1-July 9, 2009) includes reorganization gain of  $80.7B
*
New GM
July 1 - July 10 -
($ Millions) 1Q09 2Q09 July 9, 2009 Sept. 30, 2009
GMNA (2,764) $         (4,058) $         (532) $           (651) $
GMIO (1,216) (1,181) (81) 238
Corp. / Other (Including Elims) (15) (440) (14) 152
GMAC Equity Income/(Loss) (885) (596) 0 0
EBIT
(Before Special Items)
(4,880) (6,275) (627) (261)
Memo: EBITDA (2,603) (2,502) (184) 1,532
Net Interest (1,136) (1,679) (209) (250)
Special Items (73) (6,964) 79,672 (505)
Total EBT
(6,089) (14,918) 78,836 (1,016)
Taxes 114 444 522 (135)
Total Managerial Net
Income/(Loss)
(5,975) (14,474) 79,358 (1,151)
Old GM

Preliminary Special Items

New GM
July 1 - July 10 -
($ Millions) 1Q09 2Q09 July 9, 2009 Sept. 30, 2009
Restructuring & Special Attrition Programs (116)           (3,943)        (384)           (452)
Delphi Related (135)           (812)           (41)             (112)
SAAB Related (822)           (67)            (23)             59
Accelerated Discount Amortization on DIP Financing -             (1,620)        (600)           -
Reorganization Gains, Net -             (1,157)        80,720        -
GMAC Related 385            483            -             -
Impairments (291)           -            -             -
Gain on Extinguishment of Debt 906            -            -             -
Other -             152            -             -
Total Special Items (73) (6,964) 79,672 (505)
Old GM

Preliminary Managerial Results

New GM Memo:
July 1 - July 10 - Viability Plan
($ Millions) 3Q08 July 9, 2009 Sept. 30, 2009 3Q09 **
GMNA (2,015) $          (532) $             (651) $             (2,094) $
GMIO (447) (81) 238 (967)
Corp. / Other (Including Elims) 47 (14) 152 (518)
GMAC Equity Income/(Loss) (1,235) 0 0 N/A
Total EBIT (Before Special Items)
(3,650) (627) (261) (3,579)
Memo: EBITDA (1,682) (184) 1,532 (1,277)
Net Interest (487) (209) (250) (620)
Special Items 1,653 79,672 (505) N/A
Total EBT (2,484) 78,836 (1,016) (4,199)
Taxes (68) 522 (135)
Total Managerial Net
Income/(Loss)
(2,552) 79,358 (1,151) (4,199)
Old GM
* Special items (July 1-July 9, 2009) includes reorganization gain of  $80.7B
*
* * Viability Plan based on 5/31 plan filed  with U.S. Bankruptcy court in support of 363 sale, adjusted to include full year consolidation of GME and other items (see supplemental slides for detail)

GMNA Preliminary Managerial Results
Before Special Items

* Viability Plan based on 5/31 plan filed  with U.S. Bankruptcy court in support of 363 sale, adjusted to include full year consolidation of GME and other items (see supplemental slides for detail)
Old GM New GM Memo:
July 1 - July 10 - Viability Plan
($ Millions) 3Q08 July 9, 2009 Sept. 30, 2009 3Q09 *
Revenue $22,544 $398 $15,252 $14,652
EBIT (2,015) (532) (651) (2,094)
EBIT Margin (8.9)% (133.7)% (4.3)% (14.3)%
Memo: EBITDA (760) (204) 577 (741)
Viability Plan
        3Q08                3Q09                3Q09
GMNA Production (000's) 915 531 532

GMIO Preliminary Managerial Results
Before Special Items

* Viability Plan based on 5/31 plan filed  with U.S. Bankruptcy court in support of 363 sale, adjusted to include full year consolidation of GME and other items (see supplemental slides for detail)
** Excludes IO eliminations
Old GM New GM Memo:
July 1 - July 10 - Viability Plan
($ Millions) 3Q08 July 9, 2009 Sept. 30, 2009 3Q09 *
Revenue $15,714 $1,147 $11,775 $9,397
Income/(Loss) Before Interest,
Taxes, Equity Income
(569) (63) 167 (1,101)
Equity Income 71 8 217 82
Non-Controlling Interests 51 (26) (146) 52
EBIT (447) (81) 238 (967)
EBIT Margin (2.8)% (7.1)% 2.0% (10.3)%
Memo: EBITDA 211 26 745 (64)
Memo: EBIT ** - Europe n/a n/a (437) n/a
- LAAM n/a n/a 245 n/a
- Asia Pacific n/a n/a 429 n/a
Viability Plan
3Q08       3Q09
GMIO Production (000's)
1,124 N/A
3Q09
1,166

Automotive Structural Cost Summary

New GM
9 Months January 1 July 10
Ended Through Through
September 30, 2008 July 9, 2009 September 30, 2009
Total Structural Cost ($Bil) $37.8B $22.0B $9.1B
Old GM
Structural cost performance achieved through:
– Salaried headcount reduction
– Hourly headcount reduction
– Engineering savings
– Volume related savings
– Media spending

Total Debt
September 30, 2009 vs. July 9, 2009
**  Total debt as of 9/30/2009 does not include $9B preferred stock, $2.5B UAW VEBA note, or $0.7B CAW note
Old GM
22
*  Does not include equitization of $3.9B received from EDC post July 10th
($ billions) Sept 30
UST 6.7
EDC (C$1.5) 1.4
Supplier Support 0.3
Adam Opel Bridge Loan (€0.9) 1.3
Total Government 9.7
GMNA (Ex. Gov't) 1.5
GMIO (Ex. Gov't) 4.8
Capital Leases & Other 1.0
Total Debt 17.0
New GM
94.7
(49.5)
(26.8)
(1.2)
17.2
17.0
-
20
40
60
80
100
120
Old GM Debt
Balance @
7/9/2009
Government
Equitization*
Unsecured Bonds
Left at Old GM
UST Debt Left at
Old GM
New GM Debt
Balance @
7/10/2009
New GM Debt
Balance @
9/30/2009**
$ billions
$ billion

Total Liabilities
September 30, 2009 vs. July 9, 2009
*  Total liabilities as of 9/30/2009 do not reflect the impact of the employee healthcare settlement agreements reached with our various constituencies
Old GM New GM
23
214.2
(77.5)
(3.5)
133.2
7.4
(3.4)
(1.6)
135.6
100
120
140
160
180
200
220
240
Total Old GM
Liabilities @
7/9/2009
Debt Equitized or
Left at Old GM
Other Liabilities
Equitized or Left at
Old GM
Total New GM
Liabilities @
7/10/2009
Accounts Payable Pensions & OPEB Other Total New GM
Liabilities @
9/30/2009 *
$ billions

Liquidity Walk

Debt Balance Does Not Include:
• $2.5B UAW VEBA Note
• $0.7B CAW Note
• $9.0B Preferred Stock
Old GM New GM
Repayment of UST/EDC Debt 8.1
Delphi 2.8
Canada Healthcare 0.9
Remaining Escrow                   5.6
Total Escrowed Cash              17.4

Managerial Cash Flow Summary
* Viability Plan based on 5/31 plan filed  with U.S. Bankruptcy court in support of 363 sale, adjusted to include full year consolidation of GME and other items (see supplemental slides for detail)
Note: The $20.1 billion net change in cash and cash-related includes $1.2 billion of UST DIP that was subsequently carved-out and left behind with
MLC, while the Viability Plan cash flow walk recognized a $1.0B outflow.
Old GM New GM Memo:
($ Billions) July 1 -9, 2009 July 10 - Sept. 30, 2009 Viability Plan 3Q 2009*
Earnings Before Tax 78.8                                       (1.0)                                        (4.2)
Depreciation & Amortization 0.4                                          1.8                                          2.3
Capital Expenditures (0.6)                                        (0.6)                                        (1.4)
Change in Receivables, Payables & Inventory (2.7)                                        8.2                                          3.8
Pension & OPEB Expense (Net of Payments) -                                         (3.9)                                        (4.2)
Accrued Expenses & Other (79.5)                                      (1.2)                                        (0.5)
Managerial Operating Cash Flow before Special Items (3.6)                                        3.3                                          (4.2)
Cash Restructuring Costs (0.1)                                        (0.9)                                        (1.5)
Delphi Related -                                         (0.2)                                        (3.0)
Special Cash Charges (0.1)                                        (1.1)                                        (4.5)
Managerial Operating Cash Flow after Special Cash Charges (3.7)                                        2.2                                          (8.7)
Non-Operating Related
Change in Debt 23.7                                       (0.4)                                        15.6
Proceeds from Investment by EDC -                                         4.0                                          3.9
Other 0.1                                          0.4                                          (3.0)
Total Non-Operating Related 23.8                                       4.0                                          16.5
Net Change in Cash and Cash-related 20.1                                       6.2                                          7.8

Escrow Account
• $16.4B from the DIP Facility deposited in a US escrow established on
July 10
– $2.8B drawn to date for Delphi related payments
– Escrow to expire in June 2010 and undrawn funds used to repay UST loan;
GM may request one year extension subject to UST agreement
– Remaining funds to be distributed to GM
• US escrow originally established to cover certain contingencies anticipated in GM’s viability plan which are not expected to materialize
– Underlying performance also better than viability plan
• As a result GM has entered into an agreement with UST to repay
$1.2B/quarter ($1B to UST and $192M to Canadian government) from
US escrow funds starting Q4 2009 until GM completes an IPO
– Begin process of repaying taxpayer funds and reduce negative carry on interest
– Balance of the terms remain unchanged versus original agreement including
June 2010 expiration date of escrow and potential for one year extension
• In addition C$5.0B deposited in escrow for Canadian pension and healthcare contributions
– C$1.0B remains in escrow to fund Canadian Health Care Trust

27 Forward Perspectives General Motors Company

Global Industry Outlook Q4 & CY 2009

SAAR * (Mil)
Total Including Heavy
Q3 2009
Actual
Q4 2009
Outlook
CY 2009
Outlook
GMNA
U.S.
14.2
11.7
13.3
10.7
13.0
10.5
GMIO
Brazil
Russia
India
China
Germany
53.6
3.3
1.4
2.4
15.7
4.0
52.1
3.2
1.3
2.5
13.4
3.6
50.3
3.2
1.5
2.2
13.0
4.1
Global Total 67.8 65.4 63.3
* SAAR – Seasonally Adjusted Annualized Rate

Fourth Quarter Perspectives

Item
Status vs. Q3
Fav/(Unfav) Drivers
Market (Unfavorable)
• Moderating global markets
• End of various vehicle tax incentives
GM’s Market
Performance /
Production
Favorable
• Launch product strength
• Balanced U.S. dealer inventory
• U.S. pricing flat to slightly down
Cost Drivers (Unfavorable)
• Increased media
• Increased engineering
• Higher capital expenditures
Net Cash Flow (Unfavorable)
• Favorable Q3 working capital
• Supplier payment terms to net 47 days ~$(2.0)B
• Delphi ~$(2.8)B
• Continued restructuring costs ~$(1.0)B
• Repayment various gov’t loans ~$(2.5)B

Global Industry Outlook CY 2009 & 2010

Units (Mil)
Total Including Heavy
CY 2009
Outlook
Preliminary
CY 2010
Outlook
GMNA
U.S.
13.0
10.5
13.5-14.5
11.0 – 12.0
GMIO
Brazil
Russia
India
China
Germany
50.3
3.2
1.5
2.2
13.0
4.1
48.5 – 50.5
3.1 – 3.3
1.4 – 1.5
2.4 – 2.5
12.0 – 13.8
2.9 – 3.1
Global Total 63.3 62.0– 65.0

Q3 Summary
• Recorded $1.2B managerial loss ….significantly more work to do
• Positive managerial operating cash flow favorably impacted by:
– Working capital driven by supplier payments & production start up
– Low level of capital spending
• Third quarter GM global deliveries and market share ahead of
Viability Plan
– U.S. share also ahead of Viability Plan
• Strong structural cost performance
• Balance sheet significantly de-levered
• Stronger cash balances
– Begin process of UST/EDC repayment
– Fourth quarter global cash balances materially lower due to number of special factors

Key Focus Areas • Drive profitable top line market and revenue performance • European restructuring • Continued execution of North American Operating Plan • Reinvention of GM Culture 32

Supplemental Charts General Motors Company S-0

Viability Plan Filed in Support of 363 Sale
Adjusted to Include Full Year Consolidation of GME & Other Items
5/31/2009 Adjusted Memo:
Viability Plan Viability Plan Adjusted Viability Plan
($ Millions) CY 2009 Adjustments * CY 2009 3Q 2009
GMNA (10,847) (82) (10,929) (2,094)
GMIO (3,495) (1,012) (4,507) (967)
Auto Eliminations (134)                -                  (134)                (89)
Total Automotive EBIT Excluding Special Items (14,476) (1,094) (15,570) (3,150)
Corp Other (1,077) 81 (996) (429)
GMAC ** N/A -                  N/A N/A
   Total EBIT Excluding Special Items (15,553) (1,013) (16,566) (3,579)
Equity Income 308 (308) 0
Minority Interest 499 (499) 0
Interest (2,786)             13                   (2,773)             (620)
Total EBT Excluding Special Items (17,532) (1,807) (19,339) (4,199)
* Adjusted to include Jun – Dec 2009 consolidation of GME, reclassification of equity income and minority interest to EBIT and inclusion of FIO EBT
**   GMAC excluded from 5/31/2009 Viability Plan
S-1

Viability Plan Filed in Support of 363 Sale – Managerial OCF
Adjusted to Include Full Year Consolidation of GME & Other Items
$ Billions
5/31/2009
Viability Plan
CY 2009 Adjustments
Adjusted
Viability Plan
CY 2009
Memo:
Adjusted Viability Plan
3Q 2009
Total EBT Excluding Special Items
(17.5)            (1.8)              (19.3)            (4.2)
Depreciation & Amortization
7.7               1.6               9.3               2.3
Capital Expenditures
(5.0)              (1.0)              (6.0)              (1.4)
Change in Receivables, Payables & Inventory
1.0               0.9               1.9               3.8
Pension & OPEB Expense, (Net of Payments)
(5.8)              -               (5.8)              (4.2)
Accrued Expenses & Other
(6.2)              (0.9)              (7.1)              (0.5)
Managerial Operating Cash Flow
(25.8)            (1.2)              (27.0)            (4.2)
Asset Sales
0.1               -               0.1               -
Delphi Impact
(3.7)              -               (3.7)              (3.0)
Cash Restructuring Costs
(4.2)              (1.2)              (5.4)              (1.5)
Managerial Operating Cash Flow After Special Items
(33.5)            (2.4)              (36.0)            (8.7)
GMAC Asset Carve-out Cash Flows
1.0               -               1.0               0.3
GMAC Distributions / GMAC Flows
(2.5)              -               (2.5)              0.3
Managerial Operating Cash Flow After GMAC Related Flows
(35.0)            (2.4)              (37.5)            (8.1)
VEBA Withdrawals (Salaried and Hourly)
0.0               -               0.0               -
UAW/CAW IT VEBA Contribuitons
(1.0)              0.1               (0.9)              (0.9)
Credit Facillity Draws / (Repayments) (5.4)              -               (5.4)              (4.7)
Debt Maturities
(3.3)              -               (3.3)              (2.2)
Debt Financing
0.3               -               0.3               -
US Government Funding
45.5             -               45.5             19.7
Canadian Government Funding
9.5               -               9.5               5.9
Non-US/Canadian Government Funding
-               3.3               3.3               0.8
Gov't Loan for GMAC Rights Offering
0.9               -               0.9               -
Other Non-Operating Cash Flows
(10.1)            1.3               (8.8)              (2.7)
Net Cash Flow
1.3               2.3               3.6               7.8
S-2